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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 2, 1996

                              ARCADIAN CORPORATION
           (Exact name of registrant as specified in its charter)

            DELAWARE                     1-13774                76-0275035
 (State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)                File Number)         Identification No.)


6750 POPLAR AVENUE, SUITE 600                                       38138-7419
   MEMPHIS, TENNESSEE                                               (Zip Code)
   (Address of principal
    executive offices)

                                 (901) 758-5200
                        (Registrant's telephone number,
                              including area code)


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                            ARCADIAN CORPORATION

                              TABLE OF CONTENTS
                                     FOR
                         CURRENT REPORT ON FORM 8-K
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
Item 5.    Other Events . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

Item 7.    Financial Statements and Exhibits  . . . . . . . . . . . . . . . . .  2

Signature   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
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ITEM 5. OTHER EVENTS

           On September 2, 1996, Arcadian Corporation ("Arcadian") terminated its previously disclosed non-binding letter of intent with Freeport-McMoRan Inc. ("FTX") regarding a potential business combination between Arcadian and FTX. A copy of a related press release is filed herewith as Exhibit 99.1.

           On September 2, 1996, Arcadian and Potash Corporation of Saskatchewan Inc. ("PCS") entered into a definitive merger agreement pursuant to which PCS would acquire Arcadian. A copy of a related press release is filed herewith as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

           (c)   EXHIBITS

                 The following materials are filed as exhibits to this Current Report on Form 8-K:

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
Exhibit
 Number                    Description of Exhibit
- -------                    ----------------------
99.1     --      Press release issued by Arcadian Corporation on September 2, 1996.

99.2     --      Press release issued by Arcadian Corporation on September 2, 1996.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized, on September 4, 1996.

                                        ARCADIAN CORPORATION

                                        By:      /s/ Peter H. Kesser
                                           -------------------------------------
                                           Peter H. Kesser
                                           Vice President - Law, General Counsel
                                           and Secretary





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                                EXHIBIT INDEX

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
Exhibit
 Number                    Description of Exhibits
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
99.1     -       Press release issued by Arcadian Corporation on September 2, 1996.

99.2     -       Press release issued by Arcadian Corporation on September 2, 1996.
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